UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 1, 2021

NOCERA, INC.

(Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

000-55993	16-1626611
(Commission File Number)	(IRS Employer Identification No.)

3F (Building B), No. 185, Sec. 1, Datong Rd., Xizhi Dist., New Taipei City, Taiwan 221, ROC

(Address of principal executive offices and zip code)

(886) 910-163-358

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 3.02 Unregistered Sales of Equity Securities.

Employees

On December 1, 2021, Nocera, Inc. (the “Company”) issued an aggregate of 205,000 Class A Warrants to the following employees: (i) 75,000 warrants to Shun-Chih (Jimmy) Chuang, the Company’s Chief Financial Officer; (ii) 60,000 warrants to Hsien-Wen (Stan) Yu, the Company’s Chief Operating Officer; (iii) 30,000 warrants to Shu-Fen Lee, the Company’s Human Resources Manager; (iv) 40,000 warrants to Shun-Ting Chuang, the Company’s Sales Manager. Each Class A Warrant is exercisable to purchase one share of common stock of the Company’s for $0.50 from the date of issuance until April 23, 2026.

On December 31, 2021, the Company agreed to issue an aggregate of 270,000 Class A Warrants to the following employees: (i) 150,000 warrants to Shun-Chih (Jimmy) Chuang, the Company’s Chief Financial Officer; (ii) 120,000 warrants to Hsien-Wen (Stan).  Each Class A Warrant vests in three equal annual installments, commencing January 1, 2022, and is exercisable to purchase one share of common stock of the Company’s for $0.50 from the vesting date until April 23, 2026.

The Company issued or agreed to issue the foregoing securities in reliance on the exclusion from registration provided by Rule 903 of Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), due to the fact that such persons was a non-U.S. Person (as defined under Rule 902 Section (k)(2)(i) of Regulation S).

Consulting Agreements

On December 31, 2021, the Company entered into two consulting agreements with two consultants. The term of each consulting agreement is from December 31, 2021 (the “Effective Date”) until November 15, 2031. In consideration for services rendered under the consulting agreements, the Company issued the consultants an aggregate of 812,000 Class C Warrants and 812,000 Class D Warrants. Each Class C Warrant is exercisable to purchase one share of common stock of the Company for $2.50 from the Effective Date until December 31, 2024. Each Class D Warrant is exercisable to purchase one share of common stock of the Company for $5.00 from the Effective Date until December 31, 2024.

On December 31, 2021, the Company entered into six consulting agreements with six consultants. The term of the consulting agreements is from December 31, 2021 until November 15, 2026. In consideration for services rendered under the consulting agreements, the Company issued the consultants an aggregate of 505,000 shares of common stock of the Company.

On January 3, 2022, the Company entered into a consulting agreement with a consultant. The term the consulting agreement is from January 3, 2022 to January 2, 2025. In consideration for services rendered under the consulting agreement, the Company agreed to issue the consultant 60,000 Class A Warrants, vesting in three equal installments commencing on the first anniversary date of the consulting agreement. Each Class A Warrant is exercisable to purchase one share of common stock for $0.50 per share from the date of vesting until April 23, 2026.

On January 3, 2022, the Company entered into two consulting agreements with two consultants. The term of each consulting agreement is from January 3, 2022 to January 2, 2025. In consideration for services rendered under the consulting agreements, the Company agreed to issue the consultants an aggregate of 90,000 Class C Warrants, vesting in three equal installments commencing on the first anniversary date of the consulting agreements. Each Class C Warrant is exercisable to purchase one share of common stock for $2.50 per share from the date of vesting in each installment until the third anniversary date of the date of vesting.

The foregoing securities were issued in reliance on the exclusion from registration provided by Rule 903 of Regulation S under the Securities Act due to the fact that such persons was a non-U.S. Person (as defined under Rule 902 Section (k)(2)(i) of Regulation S).

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Regulation S Private Placement

On December 31, 2021, the Company consummated a private offering of 418,000 units at a purchase price of $5.00 per unit to 28 investors for gross proceeds of $2,090,000. Each unit consisted of one share of the Company’s common stock and an “equity kicker” of one share of the Company’s common stock, for a total of 836,000 shares of common stock.

The foregoing securities were issued in reliance on the exclusion from registration provided by (i) Rule 903 of Regulation S under the Securities Act of the Securities Act due to the fact that 27 investors were non-U.S. Persons (as defined under Rule 902 Section (k)(2)(i) of Regulation S), and (ii) Section 4(a)(2) of the Securities Act due to the fact one investor was a U.S. person and the issuance did not involve a public offering of securities.

Gerald H. Lindberg’s Employment Agreement

On January 3, 2022, the Company agreed to issue 60,000 Class C Warrants to Gerald H. Lindberg in connection with the Employment Agreement, dated January 3, 2022, between the Company and Mr. Lindberg, as more fully described under Item 5.02 of the Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on January 5, 2022. The Class C Warrants issued to Mr. Lindberg vest in three equal installments over a three-year period, commencing on the first-year anniversary date of Mr. Lindberg’s employment agreement. Each Class C Warrant will be exercisable to purchase one share of common stock for $2.50 per share from the vesting date until the third anniversary of such vesting date. The Company agreed to issue the foregoing Class C Warrants to Mr. Lindberg pursuant to the exemption from the registration requirements of the Securities Act of 1933 available under Section 4(a)(2) promulgated thereunder due to the fact that the issuance did not involve a public offering of securities.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously described on a Form 8-K filed by the Company with the SEC on January 5, 2022, on December 31, 2021, the board of directors of the Company appointed Gerald H. Lindberg as the Secretary of the Company and a member of the Company’s board of directors. In connection with Mr. Lindberg’s appointment as the Secretary of the Company, on January 3, 2022 (the “Effective Date”), the Company entered into an employment agreement (the “Employment Agreement”) with Gerald H. Lindberg. The term of the Agreement is until the second anniversary of the Effective Date or until earlier terminated. Notwithstanding the foregoing, the Company may terminate the Employment Agreement for “cause,” defined in the Employment Agreement as (i) the commission of any act which, if prosecuted, would constitute a felon; (ii) any material act or omission involving a malfeasance or negligence in the performance of duties which has a material adverse effect on the Company and which has not been corrected in thirty (30) days after it noticed from the Company; (iii) failure or refusal to comply with the policies of the Company contained in the Company's handbook or with the provisions of the agreement not cure within ten (10) days after the receipt of written notice from the board of directors; (iv) the prolonged absence without any consent of the Company; (v) gross negligence of duties or willful insubordination to the board of directors or superior officers; (v) the officer's death; (vi) delivery of written notice of termination by the Company after the officer has been unable to perform officer services by reason of illness or incapacity, which illness or incapacity results in officers failure to discharge officers duties under the agreement for an aggregate total of sixty (60) days whether consecutive or non consecutive during any one-hundred eighty (180) day period. In consideration for serving as the secretary of the Company, the Company issued Mr. Lindberg an aggregate of 60,000 Class C Warrants. The terms of the Class C Warrants issued to Mr. Lindberg are more fully described under Item 302 of this Form 8K.

On December 31, 2021, the Company entered into an addendum to the Employment Agreement, dated August 16, 2019, with Shun-Chih Chuang, the Company’s Chief Financial Officer, pursuant to which the Company agreed to issue 150,000 Class A Warrants to Mr. Chuang more fully described under Item 3.02 of this Form 8-K.

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On December 31, 2021, the Company entered into an addendum to the Employment Agreement, dated August 16, 2019, with Hsien-Wen Yu, the Company’s Chief Operating Officer, pursuant to which the Company agreed to issue 120,000 Class A Warrants to Mr. Yu more fully described under Item 3.02 of this Form 8-K.

Copies of Mr. Lindberg’s Employment Agreement and the Addendums to Mr. Chuang’s and Mr. Yu’s employment agreements are filed as exhibits to this Form 8-K and are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1*	Employment Agreement, dated January 3, 2022, between Nocera, Inc. and Gerald H. Lindberg
10.2	Addendum, dated December 31, 2021, to that certain Employment Agreement, dated August 16, 2019, between Nocera, Inc. and Shun-Chih Chuang
10.3	Addendum, dated December 31, 2021, to that certain Employment Agreement, dated August 16, 2019, between Nocera, Inc. and Hsien-Wen Yu
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Management contract or any compensatory plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOCERA, INC.

Dated: January 6, 2022	By:	/s/ Yin-Chieh Cheng
	Name:	Yin-Chieh Cheng
	Title:	Chief Executive Officer

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